As filed with the Securities and Exchange Commission on August 8, 1996


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  August 2, 1996
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                     33-79012                 36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                             2901 Butterfield Road
                          Oak Brook, Illinois  60521
                   (Address of Principal Executive Offices)

                                (630) 218-8000
              (Registrant's telephone number including area code)


                     Inland Monthly Income Fund III, Inc.
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Salem Square Shopping Center, Countryside, Illinois

On August 2, 1996, the Company acquired Salem Square Shopping Center ("Salem Square") from Salem Square Ltd., an Illinois limited partnership and American National Bank and Trust of Chicago, not individually but as trustee under Trust No. 57190, an unaffiliated third party, for approximately $ 6.2 million which was funded entirely out of the Company's cash and cash equivalents. The purchase price was approximately $55 per square foot, which the Company concluded was fair and reasonable and within the range of values indicated in an appraisal received by the Company and presented to the Company's board.

Salem Square was built in two phases in 1961 and 1985 and consists of a single-story commercial multi-tenant retail facility aggregating 112,310 rentable square feet.

In evaluating Salem Square as a potential acquisition, the Company considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and the occupancy of the center. The Company believes that the center is located within a vibrant economic area. According to a study conducted by Mid-America Real Estate Corporation, the population within a five mile radius of Salem Square is 240,000, with an average household income in excess of $62,000 per year, higher than the national average. Further, although 75% of the rentable square feet at Salem Square is leased to two discount clothing retailers, the Company's management believes that the current rental rates for these two tenants are below prevailing market rates, and that if one or both of these tenants vacated their leased space before the end of the respective lease term, the space could be released at rates higher than the current rental rates. The Company did not consider any other factors materially relevant to the decision to acquire the property. The Company did consider other factors such as traffic patterns in the area.

The  Company  anticipates   making   approximately   $140,000  in  repairs  and
improvements to Salem Square over the next few years, including painting, parking lot repair, landscaping and tuckpointing. A substantial portion of this cost will be paid by the tenants.

The table below sets forth certain information with respect to the occupancy rate at Salem Square expressed as a percentage of total gross leasable area for each of the last five years and the average effective annual base rent per square foot for each of the last five years.


         Year Ending         Occupancy           Annual Rents Received
         December 31,          Rate                 Per Square Foot
         ------------        ---------           ---------------------

            1991               100%              $        5.95
            1992               100%                       5.95
            1993               100%                       6.09
            1994               100%                       6.09
            1995               100%                       6.40


As of July 1, 1996, Salem Square was 97% leased. Tenants leasing more than 10% of the total square footage currently include Marshalls, which leases 29,827 square feet and TJ Maxx, which leases 63,535 square feet. Marshalls and TJ Maxx both are retailers of clothing for men, women and children, and home furnishings.

The lease with Marshalls requires Marshalls to pay base rent equal to $4.75 per square foot per annum payable monthly until January 31, 2002. The lease also grants Marshalls two options to renew the lease for separate four year terms. If the first option is exercised, Marshalls will be required to pay a base rent equal to $5.35 per square foot per annum payable monthly from February 1, 2002 through January 31, 2006. If the second option is exercised, Marshalls will be required to pay a base rent equal to $5.85 per square foot per annum payable monthly from February 1, 2006 through January 31, 2010. The lease also requires Marshalls to pay percentage rent equal to 1% of gross sales in excess of the annual fixed minimum rent (currently $141,678) plus Marshalls' portion of real estate taxes paid on the property aggregating approximately $71,900 in 1995. In 1995, 1% of gross sales did not exceed the annual fixed minimum rent, so no percentage rent was payable by Marshalls.

The lease with TJ Maxx requires TJ Maxx to pay base rent equal to $5.75 per square foot per annum payable monthly until November 30, 2004. The lease also grants three options to renew the lease for separate five year terms. If TJ Maxx exercises one or more of these options, the base rent per square foot per annum will be: $5.82 (for the period from December 1, 2004 through November 30, 2009); $6.30 (for the period from December 1, 2009 through November 30, 2014); and $6.79 (for the period from December 1, 2014 through November 30, 2019). The lease also requires the payment of percentage rent annually based on 1% of adjusted gross sales in excess of the annual fixed minimum rent (currently $413,526). In 1995, 1% of gross sales did not exceed the annual fixed minimum rent, so no percentage rent was payable.

For federal income tax purposes, the Company's depreciable basis in the Salem Square building will be approximately $4,500,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are based upon estimated useful lives of 40 years.

Real estate taxes paid in 1995 for the tax year ended 1994 (the most recent tax year for which information is available) were $270,729. The real estate taxes payable were calculated by multiplying Salem Square's assessed value times 36%, and then multiplying the product by an equalizer of 2.1135 and a tax rate of 7.290%.

At July 1, 1996, a total of 110,568 square feet were leased to five tenants at Salem Square. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.

                    Square                            Current
                     Foot      Lease      Renewal      Annual      Rent Per
     Lessee         Leased      Ends      Options       Rent      Square Foot
- -----------------  --------   -------    ---------   ---------   -------------

Trak Auto            6,000     01/00      1/5 yr   $  66,000      $  11.00
Famous Footwear      5,500     08/99      None        59,510         10.82
Dress Barn           3,706     06/98      1/5 yr      50,031         13.50
Marshalls           29,827     01/02      2/4 yr     141,678          4.75
TJ Maxx             63,535     11/04      3/5 yr     365,326          5.75



                                                                        Average      Percent of     Percent of
                             Approx.                                   Base Rent        Total         Annual
                             GLA of          Annual         Total      Per Square    Building GLA    Base Rent
               Number of    Expiring        Base Rent      Annual      Foot Under    Represented    Represented
Year Ending    Leases        Leases        of Expiring      Base        Expiring     By Expiring    By Expiring
December 31,   Expiring   (square feet)      Leases        Rent(*)       Leases        Leases         Leases
- ------------   --------   -------------    -----------     -------     ----------    -----------    -----------

   1996             -           -               -         $682,542          -             -             -
   1997             -           -               -          682,542          -             -             -
   1998             1          3,706       $  50,028       682,542     $  13.50          3.33%         7.33%
   1999             1          5,500          59,510       632,514        10.82          4.90          9.41
   2000             1          6,000          66,000       573,004        11.00          5.34         11.52
   2001             -           -               -          507,004          -             -             -
   2002             1         29,827         141,678       507,004         4.75         26.56         27.94
   2003             -           -               -          365,326          -             -             -
   2004             1         63,535         365,326       365,326         5.75         56.57        100.00
   2005             -           -               -             -             -             -             -



 * No assumptions were made regarding the releasing of expired leases. It is the opinion of the Company's management that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers which reported a fair market value for the Salem Square property as of July 15, 1996, of $6,260,000, however, appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Item 5.  Other Events

Anticipated purchase of property:

Hawthorn Village Commons, Vernon Hills, Illinois

The Company anticipates purchasing a Neighborhood Retail Center located in Vernon Hills, Illinois known as Hawthorn Village Commons ("Hawthorn Village"). Under the proposed terms of the acquisition, the Company would purchase Hawthorn Village from LaSalle National Trust, N.A., successor to LaSalle National Bank, as trustee under Trust Agreement known as Trust 106520 and Endowment and Foundation Realty Partnership--JMB-I, an Illinois limited partnership, an unaffiliated third party. The Company anticipates funding the purchase using: (i) the proceeds of a five-year loan in the amount of $3,955,000 from an unaffiliated lender; and (ii) cash and cash equivalents. Prior to the maturity date of this loan, the loan requires interest only payments at an annual rate of 145 basis points plus the rate payable on five-year U.S. Treasury Notes at the time of closing of the acquisition. The loan also requires a 1% origination fee to be paid to the lender. A closing date for the acquisition has not been scheduled pending completion of due diligence on the property which the Advisor is undertaking on behalf of the Company and approval of the Company's board. No acquisition fees will be payable in connection with the acquisition of Hawthorn Village. There can be no assurance that the Company will complete the acquisition of Hawthorn Village.

Hawthorn Village was built in 1978 and remodeled in 1993 and consists of two one-story buildings comprising a multi-tenant neighborhood retail facility aggregating 98,686 rentable square feet. The center is anchored by Dominick's Finer Foods, which leases 46,984 square feet, and Walgreens, which leases 11,974 square feet.

Item 7.  Financial Statements and Exhibits


                         Index to Financial Statements
                                                                        Page
                                                                       ------

Independent Auditors' Reports.......................................      7

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1995 of Salem Square................      8

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1995 of Salem Square.......      9

Independent Auditors' Report........................................     11

Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1995 of
Hawthorn Village Commons...........................................      12

Notes to Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1995 of
Hawthorn Village Commons...........................................      13

Pro Forma Balance Sheet (unaudited) at December 31, 1995............     15

Notes to Pro Forma Balance Sheet (unaudited) at December 31, 1995...     17

Pro Forma Statement of Operations (unaudited) of the Company
for the year ended December 31, 1995................................     22

Notes to Pro Forma Statement of Operations (unaudited) for
the year ended December 31, 1995....................................     24

Pro Forma Balance Sheet (unaudited) at March 31, 1996...............     34

Notes to Pro Forma Balance Sheet (unaudited) at March 31, 1996......     36

Pro Forma Statement of Operations (unaudited) of the Company
for the three months ended March 31, 1996...........................     41

Notes to Pro Forma Statement of Operations (unaudited) for the
three months ended March 31, 1996...................................     43

                         Independent Auditors' Report


The Board of Directors
Inland Monthly Income Fund III, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of the Salem Square Shopping Center for the year ended December 31, 1995. This Historical Summary is the responsibility of the management of the Company. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc., as described in note 2. It is not intended to be a complete presentation of the Salem Square Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



Chicago, Illinois
June 25, 1996

                         Salem Square Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1995




Gross income:
  Base rental income.............................. $  717,522
  Operating expense and real estate
    tax recoveries................................    387,179
                                                   ----------
  Total Gross Income..............................  1,104,701
                                                   ----------

Direct operating expenses:
  Real estate taxes...............................    280,500
  Management fees.................................     48,724
  Operating expenses..............................     74,989
  Utilities.......................................      3,843
  Insurance expense...............................     26,965
                                                   ----------
  Total Direct Operating Expenses.................    435,021
                                                   ----------
Excess of Gross Income over Direct
  Operating Expenses.............................. $  669,680
                                                   ==========



See accompanying notes to historical summary of gross income and direct operating expenses.

                         Salem Square Shopping Center
 Notes to the Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1995

1.  Business

    Salem Square Shopping Center (Salem Square) is located in Countryside, Illinois. It consists of approximately 112,310 square feet of gross leasable area and was 97% occupied at December 31, 1995. Salem Square is owned by Salem Square, Ltd. who has signed a sale and purchase agreement for the sale of Salem Square to Inland Monthly Income Fund III, Inc., an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc. and is not intended to be a complete presentation of Salem Square's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period.

3.  Gross Income

    Salem Square leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Salem Square is reimbursed for certain common area, real estate, and insurance costs. Operating Expense and Real Estate Tax Recoveries reflected on the Historical Summary includes amounts due for 1995 expenses for which the tenants have not yet been billed. In addition, certain leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenant's sales, as defined,, exceed predetermined levels. No such contingent rent was due for the year ended December 31, 1995. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $3,779 for the year ended December 31, 1995.

    Minimum rents to be received from tenants under operating leases in effect at December 31, 1995 are approximately as follows:

                                Year           Amount
                               ------       ------------
                                1996        $   706,000
                                1997            683,000
                                1998            658,000
                                1999            596,000
                                2000            507,000
                              Thereafter      1,554,000
                                            -----------
                                            $ 5,410,000
                                            ===========

                         Salem Square Shopping Center
 Notes to the Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1995

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Salem Square. Costs such as mortgage interest, depreciation, amortization, and certain professional fees are excluded from the Historical Summary.

    Salem Square is involved in litigation over several matters related to its operations. Legal fees of approximately $14,800 for the year ended
    December 31, 1995 related to such matters have been included in the Historical Summary.

    Salem Square has not received its final real estate bill for 1995. Real estate tax expense is estimated based upon bills for 1994. The difference between this estimate and the final bill is not expected to have a material impact on the Historical Summary.

    Salem Square is managed by The Cloverleaf Group, Inc., an affiliate of Salem Square, Ltd., for a fee of 4.25% of gross revenues, as defined, plus annual administrative fees of $3,000. Subsequent to the sale of Salem
    Square (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the historical summary.

                         Independent Auditors' Report


The Board of Directors
Inland Monthly Income Fund III, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of the Hawthorn Village Commons for the year ended December 31, 1995. This Historical Summary is the responsibility of the management of the Company. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc., as described in note 2. It is not intended to be a complete presentation of the Hawthorn Village Commons' revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.





Chicago, Illinois
July 17, 1996

                           Hawthorn Village Commons
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1995




Gross income:
  Base rental income.............................. $  925,681
  Percentage rent.................................     44,632
  Operating expense and real estate
    tax recoveries................................    353,145
                                                   ----------
  Total Gross Income..............................  1,323,458
                                                   ----------

Direct operating expenses:
  Real estate taxes...............................    199,441
  Management fees.................................     28,031
  Operating expenses..............................    140,088
  Utilities.......................................     27,303
  Insurance.......................................     12,541
                                                   ----------
  Total direct operating expenses.................    407,404
                                                   ----------
Excess of gross income over direct
  operating expenses.............................. $  916,054
                                                   ==========



See accompanying notes to historical summary of gross income and direct operating expenses.

                           Hawthorn Village Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1995


1.  Business

    Hawthorn Village Commons is located in Vernon Hills, Illinois. It consists of approximately 98,686 square feet of gross leasable area and was 100% occupied at December 31, 1995. Hawthorn Village Commons is owned by Endowment and Foundation Realty, Ltd. - JMB I (Seller) who has signed a sale and purchase agreement for the sale of Hawthorn Village Commons to Inland Monthly Income Fund III, Inc., an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Monthly Income Fund III, Inc. and is not intended to be a complete presentation of Hawthorn Village Commons' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period.

3.  Gross Income

    Hawthorn Village Commons leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Hawthorn Village Commons is reimbursed for certain common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected on the Historical Summary include amounts due for 1995 expenses for which the tenants have not yet been billed. In addition, certain leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenant's sales, as defined, exceed predetermined levels. For the year ended December 31, 1995, contingent rent of $44,633 was recorded in the Historical Summary. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $28,109 for the year ended December 31, 1995.

                           Hawthorn Village Commons
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1995


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1995 are approximately as follows:

                                 Year         Amount
                                ------       --------
                                1996        $   862,474
                                1997            794,377
                                1998            664,415
                                1999            402,675
                                2000            366,599
                              Thereafter      1,050,783
                                            -----------
                                            $ 4,141,323
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Hawthorn Village Commons. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

    Hawthorn Village Commons is managed by Urban Retail Properties Co., for a fee of 3.0% of gross revenues, as defined. Subsequent to the sale of Hawthorn Village Commons (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                     Inland Monthly Income Fund III, Inc.
                            Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to effect the acquisitions of Mundelein Plaza, the Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, the Zany Brainy store, Salem Square and Hawthorn Village Commons, as though these transactions occurred December 31, 1995. This unaudited Pro Forma Balance Sheet should be read in conjunction with the December 31, 1995 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1995, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                          Inland Monthly Income Fund III, Inc.
                                Pro Forma Balance Sheet
                                   December 31, 1995
                                      (unaudited)

                                                             December 31,
                               December 31,                     1995
                                   1995        Pro Forma      Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- -------------- -------------
Assets
- ------
Net investment in
  properties.................. $ 17,342,538    34,077,230    51,419,768
Cash and cash equivalents.....      738,931          -          738,931
Restricted cash...............      150,000          -          150,000
Accounts and rents
  receivable..................      333,823       632,984       966,807
Other assets..................      185,585        39,550       225,135
                               ------------    ----------    ----------

Total assets.................. $ 18,750,877    34,749,764    53,500,641
                               ============    ==========    ==========


Liabilities and Stockholders' Equity
- ------------------------------------
Accounts payable and accrued
  expenses.................... $    288,037         7,500       295,537
Accrued real estate taxes.....      374,180       667,178     1,041,358
Distributions payable (C).....      129,532          -          129,532
Security deposits.............       54,483        52,221       106,704
Mortgage payable..............      750,727     8,428,200     9,178,927
Notes payable to Affiliate....      360,000          -          360,000
Other liabilities.............      178,852          -          178,852
                               ------------    ----------    ----------

Total liabilities.............    2,135,811     9,155,099    11,290,910
                               ------------    ----------    ----------

Common Stock..................       19,996        29,762        49,758
Additional paid in capital
  (net of Offering costs).....   16,835,183    25,564,903    42,400,086
Accumulated distributions in
  excess of net income........     (240,113)         -         (240,113)
                               ------------    ----------    ----------

Total Stockholders' equity....   16,615,066    25,594,665    42,209,731
                               ------------    ----------    ----------
Total liabilities and
  Stockholders' equity........ $ 18,750,877    34,749,764    53,500,641
                               ============    ==========    ==========




           See accompanying notes to pro forma balance sheet.

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


(A) The December 31, 1995 Historical column represents the historical balance sheet as presented in the December 31, 1995 10-K as filed with the SEC and includes the following properties acquired by the Company as of December 31, 1995.

    Walgreens, Decatur, Illinois

    On January 31, 1995, the Company acquired this property from Inland Property Sales, Inc. ("IPS"), an Affiliate of the Advisor, for the total purchase price of $1,209,053, including acquisition costs of $482, and the assumption of the first mortgage loan with a balance of $750,727 at December 31, 1995, which is secured by the property. This mortgage has an interest rate of 7.655% and amortizes over a 25-year period. The Company is responsible for monthly payments of principal and interest of $5,689.

    Eagle Crest Shopping Center, Naperville, Illinois

    On March 1, 1995, the Company acquired this property from IPS for the purchase price of $4,816,970, including acquisition costs of $11,059, and the assumption of the first mortgage loan of approximately $3,534,000, which was secured by the property. The balance of the purchase price was funded through a loan from IPS, totaling $1,212,427, with interest accruing at 10.5%. On April 20, 1995, the Company paid off the first mortgage secured by this property. The deferred portion of the purchase price, totaling $1,212,427, was paid to IPS in May 1995 from Gross Offering Proceeds. In addition, accrued interest of $22,009 was paid from Company operations.

    Montgomery-Goodyear Shopping Center, Montgomery, Illinois

    On September 14, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $1,145,992, including closing costs of $5,992, a portion of which was evidenced by a promissory note payable to Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Advisor, in the gross amount of $600,000. The remainder of the purchase price net of prorations, of approximately $535,000 was funded with proceeds of the Offering. The promissory note was paid in full in October 1995, with interest at a rate of 10.9% per annum. The total amount paid was $604,260, of which $600,000 was principal paid from Gross Offering Proceeds and $4,260 was interest paid from Company operations.

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1995
                                  (unaudited)


    Hartford Plaza, Naperville, Illinois

    On September 14, 1995, the Company acquired this newly constructed property from an unaffiliated third party for a purchase price of $4,414,015 including closing costs of $14,015, and deposited $150,000 in an escrow account for leasehold improvements to the Blockbuster, Inc. space. A portion of the purchase price was evidenced by a promissory note payable to IMIC, in the gross amount of $600,000. The remainder of the purchase price was funded with proceeds of the Offering. The promissory note was paid in full in October 1995 with interest at a rate of 10.9% per annum. The total amount paid was $605,102, of which $600,000 was principal paid from Gross Offering Proceeds and $5,102 was interest paid from Company operations.

    Nantucket Square Shopping Center, Schaumburg, Illinois

    On September 20, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $4,257,918, including closing costs of $4,913, a portion of which was evidenced by a promissory note payable to IMIC, in the gross amount of $3,550,000. The remainder of the purchase price was funded with proceeds of the Offering. In addition, as part of the purchase, the Company agreed to pay $51,135 for tenant improvements for two tenants expanding their space, which was added to the cost of the property. The promissory note was paid in full in December 1995 with interest at a rate of 10.5% per annum. The principal amount paid was $3,550,000 from Gross Offering Proceeds and interest of $62,011 was paid from Company operations.

    Antioch Plaza, Antioch, Illinois

    On  December  28,  1995,  the   Company  acquired  Antioch  Plaza  from  an
    unaffiliated third party for a purchase price of $1,750,365, including closing costs of $365, a portion of which was evidenced by a promissory note payable to Inland Real Estate Investment Corporation, an affiliate of the Advisor ("IREIC"), in the gross amount of $660,000. As of December 31, 1995, the unpaid balance of this note was $360,000. The note which bore interest at a rate of 9.5% per annum was repaid in full on January 9, 1996 and the total amount paid was $661,163, of which $660,000 was principal paid from Gross Offering Proceeds and $1,163 was interest paid from Company operations. The remainder of the purchase price, net of prorations of approximately $1,100,000 was funded with proceeds of the Offering.

                     Inland Monthly Income Fund III, Inc.
                           Pro Forma Balance Sheet
                              December 31, 1995
                                 (unaudited)


(B) The following pro forma adjustment relates to the acquisition or probable acquisition of the subject properties as though they were acquired on December 31, 1995. The terms are described in the notes that follow.

                                                     Pro Forma  Adjustments
                               -----------------------------------------------------------------

                                 Mundelein      Regency       Prospect    Montgomery-      Zany
                                   Plaza         Point        Heights        Sears        Brainy
                               -------------   ---------     ----------   -----------     ------
Assets
- ------
Net investment in
  properties.................. $ 5,658,230     5,700,000     2,165,000     3,419,000     2,455,000
Cash and cash equivalents.....        -             -             -             -             -
Restricted cash...............        -             -             -             -             -
Accounts and rent
  receivable..................      84,375        16,867        38,771        27,842          -
Other assets..................        -             -             -             -             -
                               -----------     ---------    ----------     ---------     ---------
Total assets.................. $ 5,742,605     5,716,867     2,203,771     3,446,842     2,455,000
                               ===========     =========    ==========     =========     =========

Liabilities and Stockholders' Equity
- ------------------------------------
Accounts payable and accrued
  expenses.................... $     7,500          -             -             -             -
Accrued real estate taxes.....      89,010        16,867        63,517        32,655          -
Distributions payable (C).....        -             -             -             -             -
Security deposits.............      15,000        28,621         8,600          -             -
Mortgage payable..............        -        4,473,200          -             -             -
Notes payable to Affiliate....        -             -             -             -             -
Other liabilities.............        -             -             -             -             -
                               -----------     ---------    ----------     ---------     ---------
Total liabilities.............     111,510     4,518,688        72,117        32,655          -
                               -----------     ---------    ----------     ---------     ---------

Common Stock(D)...............       6,548         1,393         2,479         3,970         2,855
Additional paid in capital
  (net of Offering costs)(D)..   5,624,547     1,196,786     2,129,175     3,410,217     2,452,145
Accumulated distributions in
  excess of net income........        -             -             -             -             -
                               -----------     ---------    ----------     ---------     ---------
Total Stockholders' equity....   5,631,095     1,198,179     2,131,654     3,414,187     2,455,000
                               -----------     ---------    ----------     ---------     ---------
Total liabilities and
  Stockholders' equity........ $ 5,742,605     5,716,867     2,203,771     3,446,842     2,455,000
                               ===========     =========    ==========     =========     =========

                                               Hawthorn        Total
                                   Salem        Village      Pro Forma
                                  Square        Commons      Adjustment
                                 ---------   ------------  -------------
Assets
- ------
Net investment in
  properties..................   6,230,000     8,450,000    34,077,230
Cash and cash equivalents.....        -             -             -
Restricted cash...............        -             -             -
Accounts and rent
  receivable..................     270,729       194,400       632,984
Other assets..................                    39,550        39,550
                                 ---------     ---------    ----------
Total assets..................   6,500,729     8,683,950    34,749,764
                                 =========     =========    ==========

Liabilities and Stockholders' Equity
- ------------------------------------
Accounts payable and accrued
  expenses....................        -             -            7,500
Accrued real estate taxes.....     270,729       194,400       667,178
Distributions payable (C).....        -             -             -
Security deposits.............        -             -           52,221
Mortgage payable..............        -        3,955,000     8,428,200
Notes payable to Affiliate....        -             -             -
Other liabilities.............        -             -             -
                                 ---------     ---------    ----------
Total liabilities.............     270,729     4,149,400     9,155,099
                                 ---------     ---------    ----------
Common Stock(D)...............       7,244         5,273        29,762
Additional paid in capital
  (net of Offering costs)(D)..   6,222,756     4,529,277    25,564,903
Accumulated distributions in
  excess of net income........        -             -             -
                                 ---------     ---------    ----------
Total Stockholders' equity....   6,230,000     4,534,550    25,594,665
                                 ---------     ---------    ----------
Total liabilities and
  Stockholders' equity........   6,365,365     8,683,950    34,749,764
                                 =========     =========    ==========

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1995
                                  (unaudited)


    Acquisition of Mundelein Plaza, Mundelein, Illinois

    On March 29, 1996, the Company acquired the Mundelein Plaza property located in Mundelein, Illinois ("Mundelein Plaza") from an unaffiliated third party for a purchase price of $5,658,230, including closing costs of $8,230, on an all cash basis, funded from offering proceeds.

    Acquisition of Regency Point Shopping Center, Lockport, Illinois

    On April 5, 1996, the Company completed the acquisition of the Regency Point Shopping Center located in Lockport, Illinois ("Regency Point"), from an unaffiliated third party for a purchase price of $5,700,000. As part of the acquisition, the Company will assume the existing first mortgage loan of $4,473,200 along with a related interest rate swap agreement, with the balance funded with Offering proceeds.

    The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The first mortgage loan matures in August 2000. The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. No pro forma adjustment has been made as a result of this termination.

    Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

    On June 17, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $2,165,000 on an all cash basis, funded from Offering Proceeds.

    Acquisition of Montgomery-Sears, Montgomery, Illinois

    On June 17, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $3,419,000 on an all cash basis, funded from Offering Proceeds.

    Acquisition of Zany Brainy, Wheaton, Illinois

    On July 1, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $2,455,000 on an all cash basis, funded from Offering Proceeds.

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1995
                                  (unaudited)


    Acquisition of Salem Square

    On August 2, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $6,230,000, on an all cash basis, funded from Offering Proceeds.

    Acquisition of Hawthorn Village Commons

    The Company, through the Advisor, is currently completing its due diligence
    and  anticipates  purchasing  this   property   in   August  1996  from  an
    unaffiliated third party for the purchase price of $8,450,000.

    In conjunction with the purchase of this property, the Company intends to borrow $3,955,000 from an unaffiliated lender. The term of the loan will be five years with interest only payments at a rate of 1.45% plus the 5-year U.S. Treasury Note rate at the time of closing, which currently is approximately 8.1%. A 1% loan fee will be paid to the lender. The balance of the purchase price will be funded from Offering Proceeds.

(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $29,761,238, net of additional Offering costs of $4,166,573, are reflected as received as of December 31, 1995, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                     Inland Monthly Income Fund III, Inc.
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1995
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the Walgreens/Decatur property, Eagle Crest Shopping Center, Montgomery-Goodyear property, Nantucket Square Shopping Center, Mundelein Plaza, Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, Salem Square and Hawthorn Village Commons as of January 1, 1995. Hartford/Naperville Plaza, Antioch Plaza and the Zany Brainy store were constructed in 1995 and acquired shortly after construction was completed and as such, the unaudited Pro Forma Statement of Operations of the Company is presented to effect these acquisitions as of August 17, 1995, September 1, 1995 and November 22, 1995, respectively, the date occupancy commenced at these properties. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1995 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1995, nor does it purport to represent the future results of operations of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                      Inland Monthly Income Fund III, Inc.
                        Pro Forma Statement of Operations
                      for the year ended December 31, 1995
                                  (unaudited)


                                  Pro Forma Adjustments
                                -------------------------

                       1995        1995         1996
                    Historical  Acquisitions Acquisitions    1995
                       (A)          (B)          (C)       Pro Forma
                   ----------   ------------ ------------  ---------

Rental
  income.......... $  869,485      585,614    3,388,449    4,843,548
Additional
  rental income...    228,024      162,536    1,067,674    1,458,234
Interest
  income (D)......     82,913         -            -          82,913
                   ----------      -------    ---------    ---------

  Total income....  1,180,422      748,150    4,456,123    6,384,695
                   ----------      -------    ---------    ---------

Professional
  services and
  general and
  administrative       23,132         -            -          23,132
Property operating
  expenses........    326,721      275,218    1,343,910    1,945,849
Interest expense..    164,161      429,997      672,255    1,266,413
Depreciation (E)..    169,894      111,767      769,722    1,051,383
                   ----------      -------    ---------    ---------

Total expenses....    683,908      816,982    2,785,887    4,286,777
                   ----------      -------    ---------    ---------
  Net income(loss) $  496,514      (68,832)   1,670,236    2,097,918
                   ==========      =======    =========    =========

Weighted average
  common stock shares
  outstanding (F).    943,156                              3,914,756
                   ==========                              =========


Net income per weighted
  average common stock
  outstanding (F). $      .53                                    .54
                   ==========                              =========





         See accompanying notes to pro forma statement of operations.

                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1995
                                  (unaudited)


(A) The December 31, 1995 Historical column represents the historical statement of operations of the Company for the year ended December 31, 1995, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for 1995 acquisitions as though they were acquired the earlier of January 1, 1995 or date that operations commenced.


                                             Pro Forma Adjustments
                    ---------------------------------------------------------------------------
                                                               Hartford                               Total
                                                Montgomery-   Naperville   Nantucket    Antioch       1995
                      Walgreens   Eagle Crest    Goodyear       Plaza       Square       Plaza      Pro Forma
                      ---------   -----------   -----------   ----------   --------     -------     ---------
Rental
  income..........     10,651       95,232       101,359       15,077      340,545       22,750      585,614
Additional
  Rental income...       -           2,218        19,203          662      140,453         -         162,536
Interest
  income (D)......       -            -             -            -             -           -            -
                       ------      -------       -------       ------      -------       ------      -------
  Total income....     10,651       97,450       120,562       15,739      480,998       22,750      748,150
                       ------      -------       -------       ------      -------       ------      -------

Professional
  services and
  general and
  administrative         -            -             -            -             -           -            -
Property operating
  expenses........        533       17,376        47,758        3,436      205,903          212      275,218
Interest expense..      4,840       77,170        46,325       13,625      267,137       20,900      429,997
Depreciation (E)..      3,141       16,324        20,682        8,867       57,357        5,396      111,767
                       ------      -------       -------       ------      -------       ------      -------
Total expenses....      8,514      110,870       114,765       25,928      530,397       26,508      816,982
                       ------      -------       -------       ------      -------       ------      -------
  Net income(loss)      2,137      (13,420)        5,797      (10,189)     (49,399)      (3,758)     (68,832)
                       ======      =======       =======       ======      =======       ======      =======


                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Walgreens/Decatur, Decatur, Illinois

     In conjunction with the acquisition, the Company assumed a portion of the first mortgage loan with a balance of $775,000. This mortgage has an interest rate of 7.655%, amortizes over a 25-year period and matures May 31, 2004. The Company is responsible for monthly payments of principal and interest of $5,689. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

     Acquisition of Eagle Crest Shopping Center, Naperville, Illinois

     As part of the acquisition, the Company assumed a portion of the first mortgage loan with a balance of $3,534,000, as well as entering into a loan agreement with Inland Property Sales, Inc. ("IPS"), an Affiliate of the Advisor, for the balance of the purchase price for $1,212,427. The first mortgage bears interest at 9.5% per annum and the loan to IPS bears interest at 10.5%. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

     Acquisition of Montgomery-Goodyear, Montgomery, Illinois

     As part of the acquisition, the Company entered into a loan agreement with Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Advisor, for $600,000 which bears interest of 10.9% per annum. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

     Acquisition of Hartford/Naperville Plaza, Naperville, Illinois


     In conjunction with the acquisition, the Company entered into a loan agreement with IMIC for $600,000 which bears interest of 10.9% per annum. The pro forma adjustment for interest expense was estimated using the described loan terms.

     Acquisition of Nantucket Square Shopping Center, Schaumburg, Illinois

     As part of the acquisition, the Company entered into a loan agreement with IMIC for $3,550,000 which bears interest of 10.5% per annum. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Antioch Plaza, Antioch, Illinois

     This pro forma adjustment reflects the purchase of the Antioch Plaza property as if the Company had purchased the property as of September 1, 1995, the date the first tenant occupied this newly constructed property. The pro forma adjustment for operations for the period September 1, 1995 to December 28, 1995 (date of acquisition) was estimated using applicable lease information. Blockbuster Video was the only tenant occupying the property during that period. No pro forma adjustment was made for real estate tax expense and the related recovery income since the property was vacant land for most of 1995 and the amount would be difficult to estimate and have an immaterial effect.

     As part of the acquisition, the Company entered into a loan agreement with Inland Real Estate Investment Corporation, an affiliate of the Advisor, for $660,000 which bears interest of 9.5% per annum. The pro forma adjustment for interest expense was estimated using the described loan terms.

                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                 (continued)
                     for the year ended December 31, 1995
                                 (unaudited)


(C) Total pro forma adjustments for 1996 Acquisitions as though they were acquired the earlier of January 1, 1995 or date that operations commenced.




                                                      Pro Forma Adjustments
                    ----------------------------------------------------------------------------------------------
                                                                                                        Hawthorn        Total
                      Mundelein     Regency     Prospect    Montgomery-      Zany         Salem         Village         1995
                        Plaza        Point       Heights       Sears        Brainy        Square        Commons       Pro Forma
                      ----------    -------     --------    ----------      ------        ------       ---------      ---------
Rental
  income..........    639,124      541,085      164,152      327,610        28,643        717,522        970,313    3,388,449
Additional
  Rental income...     66,669       63,294      116,175       76,182         5,030        387,179        353,145    1,067,674
Interest
  income (D)......       -            -            -            -             -              -              -            -
                      -------      -------      -------      -------        ------      ---------      ---------    ---------
  Total income....    705,793      604,379      280,327      403,792        33,673      1,104,701      1,323,458    4,456,123
                      -------      -------      -------      -------        ------      ---------      ---------    ---------

Professional
  services and
  general and
  administrative         -            -            -            -             -              -              -            -
Property operating
  expenses........    141,482       71,615      180,819      102,067         5,502        435,021        407,404    1,343,910
Interest expense..       -         351,900         -            -             -              -           320,355      672,255
Depreciation (E)..    128,233      162,500       46,900       83,200         4,422        150,000        194,467      769,722
                      -------      -------      -------      -------        ------      ---------      ---------    ---------
Total expenses....    269,715      586,015      227,719      185,267         9,924        585,021        922,226    2,785,887
                      -------      -------      -------      -------        ------      ---------      ---------    ---------
  Net income......    436,078       18,364       52,608      218,525        23,749        519,680        401,232    1,670,236
                      =======      =======      =======      =======        =======     =========      =========    =========

                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Mundelein Plaza, Mundelein, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                    Mundelein Plaza
                          ----------------------------------
                             *As       Pro Forma
                            Reported  Adjustments    Total
                          ----------  -----------    -----
     Rental income....... $  639,124        -        639,124
     Additional rental
       income............     66,669        -         66,669
     Interest income.....       -           -           -
                          ----------    --------     -------
     Total income........    705,793        -        705,793
                          ----------    --------     -------

     Professional services
       and general and
       administrative....       -           -           -
     Property operating
       expenses..........    141,482        -        141,482
     Interest expense....       -           -           -
     Depreciation (E)....       -        128,233     128,233
                          ----------    --------     -------
     Total expenses......    141,482     128,233     269,715
                          ----------    --------     -------
     Net income.......... $  564,311    (128,233)    436,078
                          ==========    ========     =======


                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)

     Acquisition of Regency Point, Lockport, Illinois

     As part of the acquisition, the Company will assume the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement.

     The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1995 was estimated using the described loan terms.

     The related interest rate swap agreement  was terminated on April 18, 1996
     resulting in $48,419 proceeds to  the  Company.   The pro forma adjustment
     does not give effect to the termination of this agreement.

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                     Regency Point
                          ----------------------------------
                             *As       Pro Forma
                            Reported  Adjustments     Total
                          ----------- -----------   ---------
     Rental income....... $  541,085        -        541,085
     Additional rental
       income............     63,294        -         63,294
     Interest income.....       -           -           -
                          ----------    --------     -------
     Total income........    604,379        -        604,379
                          ----------    --------     -------

     Professional services
       and general and
       administrative....       -           -           -
     Property operating
       expenses..........     71,615        -         71,615
     Interest expense....       -        351,900     351,900
     Depreciation (E)....       -        162,500     162,500
                          ----------    --------     -------
     Total expenses......     71,615     514,400     586,015
                          ----------    --------     -------
     Net income.......... $  532,764    (514,400)     18,364
                          ==========    ========     =======


                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                     Prospect Heights
                          -----------------------------------
                             *As       Pro Forma
                            Reported  Adjustments     Total
                          ----------  -----------   ---------
     Rental income....... $  164,152        -        164,152
     Additional rental
       income............    116,175        -        116,175
     Interest income.....       -           -           -
                          ----------     -------     -------

     Total income........    280,327        -        280,327
                          ----------     -------     -------

     Professional services
       and general and
       administrative....       -           -           -
     Property operating
       expenses..........    180,819        -        180,819
     Interest expense....       -           -           -
     Depreciation (E)....       -         46,900      46,900
                          ----------     -------     -------

     Total expenses......    180,819      46,900     227,719
                          ----------     -------     -------

     Net income.......... $   99,508     (46,900)     52,608
                          ==========     =======     =======


                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)

     Acquisition of Montgomery-Sears, Montgomery, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                   Montgomery-Sears
                          ----------------------------------
                             *As       Pro Forma
                           Reported   Adjustments     Total
                          ----------  -----------    -------
     Rental income....... $  327,610        -        327,610
     Additional rental
       income............     76,182        -         76,182
     Interest income.....       -           -           -
                          ----------     -------     -------
     Total income........    403,792        -        403,792
                          ----------     -------     -------
     Professional services
       and general and
       administrative....       -           -           -
     Property operating
       expenses..........    102,067        -        102,067
     Interest expense....       -           -           -
     Depreciation (E)....       -         83,200      83,200
                          ----------     -------     -------
     Total expenses......    102,067      83,200     185,267
                          ----------     -------     -------
     Net income.......... $  301,725     (83,200)    218,525
                          ==========     =======     =======

     Acquisition of Zany Brainy, Wheaton, Illinois

     This pro forma adjustment reflects the purchase of Zany Brainy as if the Company had purchased the property as of January 1, 1995. Operations for this property for the period from November 22, 1995 (date of occupancy) to December 31, 1995 were estimated using the lease and operating expense information supplied by the seller. This property was purchased on an all cash basis.

                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Salem Square, Countryside, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                      Salem Square
                          ----------------------------------
                             *As       Pro Forma
                           Reported   Adjustments    Total
                          ----------  -----------  ---------
   Rental income.......   $  717,522        -        717,522
     Additional rental
       income............    387,179        -        387,179
     Interest income.....       -           -           -
                          ----------    --------   ---------
     Total income........  1,104,701        -      1,104,701
                          ----------    --------   ---------

     Professional services
       and general and
       administrative....       -           -           -
     Property operating
       expenses..........    435,021        -        435,021
     Interest expense....       -           -           -
     Depreciation (E)....       -        150,000     150,000
                          ----------    --------   ---------
     Total expenses......    435,021     150,000     585,021
                          ----------    --------   ---------
     Net income.......... $  669,680    (150,000)    519,680
                          ==========    ========   =========



                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Hawthorn Village Commons, Vernon Hills, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                Hawthorn Village Commons
                          ----------------------------------
                             *As       Pro Forma
                            Reported  Adjustments    Total
                          ----------  -----------  ---------
     Rental income....... $  970,313        -        970,313
     Additional rental
       income............    353,145        -        353,145
     Interest income.....       -           -           -
                          ----------    --------   ---------
     Total income........  1,323,458        -      1,323,458
                          ----------    --------   ---------

     Professional services
       and general and
       administrative....       -           -           -
     Property operating
       expenses..........    407,404        -        407,404
     Interest expense....       -        320,355     320,355
     Depreciation (E)....       -        194,467     194,467
                          ----------    --------   ---------
     Total expenses......    407,404     514,822     922,226
                          ----------    --------   ---------
     Net income.......... $  916,054    (514,822)    401,232
                          ==========    ========   =========



     In conjunction with the purchase of this property, the Company intends to borrow $3,955,000 from an unaffiliated lender. The term of the loan will be five years with interest only payments at a rate of 1.45% plus the 5-year U.S. Treasury Note rate at the time of closing, which currently is approximately 8.1%. The pro forma adjustment for interest expense for 1995 was estimated using the described loan terms.


(D) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(E) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(F) The pro forma weighted average common stock shares for the year ended December 31, 1995 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

                     Inland Monthly Income Fund III, Inc.
                            Pro Forma Balance Sheet
                                March 31, 1996
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to effect the acquisition of the Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, the Zany Brainy store, Salem Square and Hawthorn Village Commons as though these transactions occurred March 31, 1996. This unaudited Pro Forma Balance Sheet should be read in conjunction with the March 31, 1996 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                          Inland Monthly Income Fund III, Inc.
                                Pro Forma Balance Sheet
                                    March 31, 1996
                                      (unaudited)

                                                             March 31,
                                 March 31,                     1996
                                   1996        Pro Forma     Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- -------------- -------------
Assets
- ------
Net investment in
  properties.................. $ 22,950,129    28,419,000     51,369,129
Cash and cash equivalents.....    2,937,473          -         2,937,473
Accounts and rents
  receivable..................      492,081       725,436      1,217,517
Other assets..................       48,398        39,550         87,948
                               ------------    ----------     ----------
Total assets.................. $ 26,428,081    29,183,986     55,612,067
                               ============    ==========     ==========


Liabilities and Stockholders' Equity
- ------------------------------------
Accounts payable and accrued
  expenses.................... $    418,393          -           418,393
Accrued real estate taxes.....      463,751       789,149      1,252,900
Distributions payable (C).....      183,457          -           183,457
Security deposits.............       71,133        37,221        108,354
Mortgage payable..............      748,011     8,428,200      9,176,211
Other liabilities.............       42,120          -            42,120
                               ------------    ----------     ----------
Total liabilities.............    1,926,865     9,254,570     11,181,435
                               ------------    ----------     ----------
Common Stock..................       29,103        23,175         52,278
Additional paid in capital
  (net of Offering costs).....   24,953,635    19,906,241     44,850,876
Accumulated distributions in
  excess of net income........     (481,522)         -          (481,522)
                               ------------    ----------     ----------
Total Stockholders' equity....   24,501,216    19,929,416     44,430,632
                               ------------    ----------     ----------
Total liabilities and
  Stockholders' equity........ $ 26,428,081    29,183,986     55,612,067
                               ============    ==========     ==========




                  See accompanying notes to pro forma balance sheet.

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                March 31, 1996
                                  (unaudited)


(A) The March 31, 1996 Historical column represents the historical balance sheet as presented in the March 31, 1996 10-Q as filed with the SEC and includes the following properties acquired by the Company as of March 31, 1996.

    Walgreens, Decatur, Illinois

    On January 31, 1995, the Company acquired this property from Inland Property Sales, Inc. ("IPS"), an Affiliate of the Advisor, for the total purchase price of $1,209,053, including acquisition costs of $482, and the assumption of the first mortgage loan with a balance of $748,011 at March 31, 1996, which is secured by the property. This mortgage has an interest rate of 7.655% and amortizes over a 25-year period. The Company is responsible for monthly payments of principal and interest of $5,689.

    Eagle Crest Shopping Center, Naperville, Illinois

    On March 1, 1995, the Company acquired this property from IPS for the purchase price of $4,816,970, including acquisition costs of $11,059, and the assumption of the first mortgage loan of approximately $3,534,000, which was secured by the property. The balance of the purchase price was funded through a loan from IPS, totaling $1,212,427, with interest accruing at 10.5%. On April 20, 1995, the Company paid off the first mortgage secured by this property. The deferred portion of the purchase price, totaling $1,212,427, was paid to IPS in May 1995 from Gross Offering Proceeds. In addition, accrued interest of $22,009 was paid from Company operations.

    Montgomery-Goodyear Shopping Center, Montgomery, Illinois

    On September 14, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $1,145,992, including closing costs of $5,992, a portion of which was evidenced by a promissory note payable to Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Advisor, in the gross amount of $600,000. The remainder of the purchase price net of prorations, of approximately $535,000 was funded with proceeds of the Offering. The promissory note was paid in full in October 1995, with interest at a rate of 10.9% per annum. The total amount paid was $604,260, of which $600,000 was principal paid from Gross Offering Proceeds and $4,260 was interest paid from Company operations.

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1996
                                  (unaudited)


    Hartford Plaza, Naperville, Illinois

    On September 14, 1995, the Company acquired this newly constructed property from an unaffiliated third party for a purchase price of $4,414,015 including closing costs of $14,015, and deposited $150,000 in an escrow account for leasehold improvements to the Blockbuster, Inc. space. The leasehold improvements were completed in January, 1996 and were added to the cost of the property. A portion of the purchase price was evidenced by a promissory note payable to IMIC, in the gross amount of $600,000. The remainder of the purchase price was funded with proceeds of the Offering. The promissory note was paid in full in October 1995 with interest at a rate of 10.9% per annum. The total amount paid was $605,102, of which $600,000 was principal paid from Gross Offering Proceeds and $5,102 was interest paid from Company operations.

    Nantucket Square Shopping Center, Schaumburg, Illinois

    On September 20, 1995, the Company acquired this property from an unaffiliated third party for a purchase price of $4,257,918, including closing costs of $4,913, a portion of which was evidenced by a promissory note payable to IMIC, in the gross amount of $3,550,000. The remainder of the purchase price was funded with proceeds of the Offering. In addition, as part of the purchase, the Company agreed to pay $51,135 for tenant improvements for two tenants expanding their space, which was added to the cost of the property. The promissory note was paid in full in December 1995 with interest at a rate of 10.5% per annum. The principal amount paid was $3,550,000 from Gross Offering Proceeds and interest of $62,011 was paid from Company operations.

    Antioch Plaza, Antioch, Illinois

    On  December  28,  1995,  the   Company  acquired  Antioch  Plaza  from  an
    unaffiliated third party for a purchase price of $1,750,365, including closing costs of $365, a portion of which was evidenced by a promissory note payable to Inland Real Estate Investment Corporation, an affiliate of the Advisor ("IREIC"), in the gross amount of $660,000. The note which bore interest at a rate of 9.5% per annum was repaid in full on January 9, 1996 and the total amount paid was $661,163, of which $660,000 was principal paid from Gross Offering Proceeds and $1,163 was interest paid from Company operations. The remainder of the purchase price, net of prorations of approximately $1,100,000 was funded with proceeds of the Offering.

    Mundelein Plaza, Mundelein, Illinois

    On March 29, 1996, the Company acquired the Mundelein Plaza property ("Mundelein Plaza") from an unaffiliated third party for a purchase price of $5,658,230, including closing costs of $8,230, on an all cash basis, funded from offering proceeds.

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1996
                                  (unaudited)

(B) The following pro forma adjustment relates to the acquisition or probable acquisition of the subject properties as though they were acquired on March 31, 1996. The terms are described in the notes that follow.

                                          Pro Forma Adjustments
                   ----------------------------------------------------------------------
                                                                                Hawthorn      Total
                     Regency    Prospect   Montgomery-    Zany       Salem       Village    Pro Forma
                      Point     Heights       Sears      Brainy      Square      Commons   Adjustments
                   ----------   ---------   ---------   ---------   ---------   ---------  ----------
Assets
- ------
Net investment in
  properties...... $5,700,000   2,165,000   3,419,000   2,455,000   6,230,000   8,450,000  28,419,000
Cash and cash
  equivalents.....       -           -           -           -           -           -           -
Accounts and rents
  receivable......     21,072      80,632      54,027        -        328,260     241,445     725,436
Other assets......       -           -           -           -           -         39,550      39,550
                   ----------   ---------   ---------   ---------   ---------   ---------  ----------
Total assets...... $5,721,072   2,245,632   3,473,027   2,455,000   6,558,260   8,730,995  29,183,986
                   ==========   =========   =========   =========   =========   =========  ==========

Liabilities and Stockholders' Equity
- ------------------------------------
Accounts payable
  and accrued
  expenses........ $     -           -           -           -           -           -           -
Accrued real estate
  taxes...........     21,072     123,284      63,382        -        338,411     243,000     789,149
Distributions
  payable(C)......       -           -           -           -           -           -           -
Security Deposits.     28,621       8,600        -           -           -           -         37,221
Mortgage payable..  4,473,200        -           -           -           -      3,955,000   8,428,200
Other liabilities.       -           -           -           -           -           -           -
                   ----------   ---------   ---------   ---------   ---------   ---------  ----------
Total liabilities.  4,522,893     131,884      63,382        -        338,411   4,198,000   9,254,570
                   ----------   ---------   ---------   ---------   ---------   ---------  ----------
Common Stock (D).. $    1,393       2,458       3,965       2,855       7,233       5,271      23,175
Additional paid in
  capital (net of
  Offering
  Costs)(D).......  1,196,786   2,111,290   3,405,680   2,452,145   6,212,616   4,527,724  19,906,241
Accumulated
  distributions in
  excess of net
  income..........       -           -           -           -           -           -           -
                   ----------   ---------   ---------   ---------   ---------   ---------  ----------
Total Stockholders'
  equity..........  1,198,179   2,113,748   3,409,645   2,455,000   6,219,849   4,532,995  19,929,416
                   ----------   ---------   ---------   ---------   ---------   ---------  ----------
Total liabilities
  and Stockholders'
  equity.......... $5,721,072   2,245,632   3,473,027   2,455,000   6,558,260   8,730,995  29,183,986
                   ==========   =========   =========   =========   =========   =========  ==========


                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1996
                                  (unaudited)



    Acquisition of Regency Point, Lockport, Illinois

    On April 5, 1996, the Company completed the acquisition of the Regency Point from an unaffiliated third party for a purchase price of $5,700,000. As part of the acquisition, the Company assumed the existing first mortgage loan of $4,473,200 along with a related interest rate swap agreement, with the balance funded with Offering Proceeds.

    The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The first mortgage loan matures in August 2000. The interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. No pro forma adjustment has been made as a result of this termination.

    Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

    On June 17, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $2,165,000 on an all cash basis, funded from Offering Proceeds.

    Acquisition of Montgomery-Sears, Montgomery, Illinois

    On June 17, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $3,419,000 on an all cash basis, funded from Offering Proceeds.

    Acquisition of the Zany Brainy Store, Wheaton, Illinois

    On July 1, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $2,455,000 on an all cash basis, funded from Offering Proceeds.


    Acquisition of Salem Square

    On August 2, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $6,230,000 on an all cash basis, funded from Offering Proceeds.

                     Inland Monthly Income Fund III, Inc.
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                March 31, 1996
                                  (unaudited)



    Acquisition of Hawthorn Village Commons

    The Company, through the Advisor, is currently completing its due diligence
    and  anticipates  purchasing  this   property   in   August  1996  from  an
    unaffiliated third party for the purchase price of $8,450,000.

    In conjunction with the purchase of this property, the Company intends to borrow $3,955,000 from an unaffiliated lender. The term of the loan will be five years with interest only payments at a rate of 1.45% plus the 5-year U.S. Treasury Note rate at the time of closing, which currently is approximately 8.1%. A 1% loan fee will be paid to the lender. The balance of the purchase price will be funded from Offering Proceeds.

(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $23,173,739, net of additional Offering costs of $3,244,323 are reflected as received as of March 31, 1996, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                     Inland Monthly Income Fund III, Inc.
                       Pro Forma Statement of Operations
                   For the three months ended March 31, 1996
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of Mundelein Plaza, Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, the Zany Brainy store, Salem Square and Hawthorn Village Commons as of January 1, 1996. This unaudited Pro Forma Statement of Operations should be read in conjunction with the March 31, 1996 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the three months ended March 31, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                     Inland Monthly Income Fund III, Inc.
                       Pro Forma Statement of Operations
                   for the three months ended March 31, 1996
                                 (unaudited)




                                  1996          Total
                               Historical      Pro Forma         1996
                                  (A)        Adjustments (B)   Pro Forma
                              ------------   --------------    ---------

Rental income...............   $  475,038         927,768     1,402,806
Additional rental income....      242,290         302,808       545,098
Interest income (C).........       43,751            -           43,751
                               ----------       ---------     ---------
  Total income..............      761,079       1,230,576     1,991,655
                               ----------       ---------     ---------

Professional services and
  general and
  administrative fees.......       38,168            -           38,168
Advisor asset management
  fee.......................       48,540          71,048       119,588
Property operating expenses.      310,613         379,081       689,694
Interest expense............       15,043         168,543       183,586
Depreciation (D)............      103,091         203,224       306,315
Amortization................        1,373            -            1,373
Acquisition costs expensed..        8,985            -            8,985
                               ----------       ---------     ---------
Total expenses..............      525,813         821,896     1,347,709
                               ----------       ---------     ---------

  Net income................   $  235,266         408,680       643,946
                               ==========       =========     =========


Weighted average
  common stock shares
  outstanding (E)...........    2,394,092                     4,711,592
                               ==========                    ==========


Net income per weighted
  average common stock
  outstanding (E)...........   $      .12                           .14
                               ==========                    ==========



         See accompanying notes to pro forma statement of operations.

                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                   For the three months ended March 31, 1996
                                  (unaudited)

(A) The March 31, 1996 Historical column represents the historical statement of operations of the Company for the three months ended March 31, 1996, as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments as though the acquisitions of the following properties occurred on January 1, 1996 on an all cash basis except for the following.

    In the purchase of Regency Point the Company assumed the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement.

    The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1996 was estimated using the described loan terms.
    The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. The pro forma adjustment does not give effect to the termination of this agreement.

    In conjunction with the purchase of Hawthorn Village Commons, the Company intends to borrow $3,955,000 from an unaffiliated lender. The term of the loan will be five years with interest only payments at a rate of 1.45% plus the 5-year U.S. Treasury Note rate at the time of closing, which currently is approximately 8.1%. The pro forma adjustment for interest expense for 1996 was estimated using the described loan terms.

                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                  For the three months ended March 31, 1996
                                 (unaudited)


                                                                                              Hawthorn
                    Mundelein     Regency     Prospect   Montgomery-     Zany      Salem      Village    Pro Forma
                     Plaza         Point      Heights       Sears       Brainy     Square     Commons   Adjustments    Total
                   ----------     -------    ---------   -----------    ------    -------     -------   -----------  --------
Rental income..... $  163,381     139,271      44,552      89,350      68,745     179,308     243,161        -        927,768
Additional rental
  income..........     32,975      16,034      33,410      25,736      12,072      94,295      88,286        -        302,808
Interest income...       -           -           -           -           -           -           -           -           -
                   ----------     -------      ------     -------      ------     -------     -------    --------   ---------
Total income......    196,356     155,305      77,962     115,086      80,817     273,603     331,447        -      1,230,576
                   ----------     -------      ------     -------      ------     -------     -------    --------   ---------

Professional services
  and general and
  administrative..       -           -           -           -           -           -           -           -           -
Advisor asset
  management fee..       -           -           -           -           -           -           -         71,048      71,048
Property operating
  expenses........     53,986      19,046      44,325      33,348      15,955     102,663     109,758        -        379,081
Interest expense..       -           -           -           -           -           -           -        168,543     168,543
Depreciation (D)..       -           -           -           -           -           -           -        203,224     203,224
                   ----------     -------      ------     -------      ------     -------     -------    --------   ---------
Total expenses....     53,986      19,046      44,325      33,348      15,955     102,663     109,758     442,815     821,896
                   ----------     -------      ------     -------      ------     -------     -------    --------   ---------
Net income........ $  142,370     136,259      33,637      81,738      64,862     170,940     221,689    (442,815)    408,680
                   ==========     =======      ======     =======      ======     =======     =======    ========   =========


                     Inland Monthly Income Fund III, Inc.
                  Notes to Pro Forma Statement of Operations
                   For the three months ended March 31, 1996
                                  (unaudited)


(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the three months ended March 31, 1996 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

                                 SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ CYNTHIA M. HASSETT
                           ----------------------
                            Cynthia M. Hassett
                            Chief Financial and Accounting Officer


Date: AUGUST 7, 1996
      --------------